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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2003. The net asset value at that date was $16.40. In addition, during the quarter, three $0.11 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Quality Income Realty Fund had a total return, based on income and change in net asset value, of 9.7%, bringing the year to date total return to 32.5%. In September, the fund completed its previously announced placement of an additional $60 million of auction market preferred shares. The fund thereafter entered into interest rate swap transactions in order to reduce the effect that an increase in short-term interest rates could have on the income potential of the common shares. These swap transactions have the economic impact of fixing a portion of this additional leverage at an annual cost of 3.45% over the next five years. The proceeds of the offering have subsequently been invested in additional REIT common and preferred securities at dividend yields that we believe should generate significant incremental net income to the fund's common shareholders. Bear in mind that, depending on market conditions, leverage may have the effect of positively or negatively impacting the net asset value of the fund's common shares.

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions -- such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive' -- never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

did in the last recession. The apartment sector, which has been battered over the past several years, showed moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and as a result regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    During the quarter, the fund's best performing investments were in the health care, apartment and regional mall sectors, with each sector contributing a total return in excess of 10%. The worst performing sector was the diversified sector, which had a total return of 3.1%. The stock with the most significant positive impact on the fund's performance was Mills Corp., an owner and operator of regional malls, while the stock with the most significant negative impact was Crescent Real Estate Equities, which owns a diversified portfolio of properties, including office, retail and hotel. REIT preferred stocks underperformed REIT common stocks during the quarter as a result of the sharp increase in bond yields during July. While over longer periods of time REIT preferred stocks have tended to not have a high correlation to the bond market, REIT preferreds would be expected to underperform during brief periods of rising interest rates, as was experienced during the third quarter. Importantly, with economic and general real estate conditions improving, and with so many REITs having taken advantage of the low interest rate environment to lower their borrowing costs, REITs' credit profiles are as strong as ever, which we believe should be beneficial to our REIT preferred holdings.

    At the company level, good news far outweighed bad, as a growing number of REIT managements affirmed or increased earnings guidance, or reported improving fundamental trends. In the office sector, the recent sale of New York's General Motors Building for $1.4 billion, nearly $800 per square foot, was a seminal event. The auction of this property attracted multiple bidders from both the public and private market and the final selling price far exceeded most expectations. This transaction provided hard evidence of the value of class A office properties and in our view had a very positive impact on large New York office owners such as Vornado Realty Trust (up 36% this year). Whereas office REITs as a whole have not been the single best performing sector in the REIT industry, we believe their 22% return this year likely indicates expectations that service sector job growth will translate into better occupancies and rents in the future. Responding to strong trends in retail sales, most regional mall owners have reported double digit earnings increases that have been accompanied by exceptional dividend increases. Further, the major mall owners have all completed new property developments or acquisitions that have boosted both current earnings and prospective growth rates.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has in many cases been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (As a point of reference, the record for REIT equity issuance was $20 billion in 1997.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors rather than fundamental factors. Indeed, while $3.0 billion has been invested in real estate mutual funds so far this year, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset class.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, REITs are trading, on average, at a modest premium to net asset value
(NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings -- thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect continued increases in increasing earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    One further factor often overlooked is the access to capital and acquisitions that is available to most of the established high quality REITs. Their strengthened balance sheets have provided them with wide flexibility in acquiring and financing property. Their access to public and private debt and equity capital is simply unprecedented. Just a few of the many examples are the international joint ventures the ProLogis company has established, raising over $1 billion of equity for investment in Europe and Asia. AMB Property Corp. has raised $200 million for the acquisition of domestic industrial properties. Health Care Property Investors has raised $200

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

million of equity in a joint venture to purchase medical office buildings. CBL & Associates and Developers Diversified have sold large shopping center portfolios to newly created companies in Australia, while retaining the management of them. As investor appetite for real estate has grown, more and more REITs are becoming the beneficiaries of this capital, and they are seeing more and more attractive acquisition opportunities. This has enabled them to achieve a competitive rate of return on new investments as well as to earn management and incentive fees. Again, we expect these transactions to boost both current and future earning power.

    A vast number of investors have become more interested in current income, due no doubt to the combination of market volatility, the low interest rate environment and the general focus on dividends brought on by the recently enacted legislation reducing the tax on corporate dividends. (REITs are excluded from this lower tax rate.) Strong dividend income, and indeed the possibility for dividend growth, are an important part of this equation and the REIT industry remains on the forefront of delivering growing income to shareholders. Despite the softest real estate market in 10 years and flat to declining cash flows industry-wide, REIT managements were able to add value by making judicious investment decisions and taking advantage of favorable capital and financing markets. This is demonstrated by the fact that REIT dividends, based on a weighted average of the 100 largest companies in the NAREIT Equity REIT Index, grew in 2002 at a 3.5% rate and continue to grow so far in 2003, at a 3.4% rate. We expect 48 of these 100 largest REITs to increase their dividends this year while only six will have reduced them. In our view, this year should be the trough year for REIT earnings, and we expect the rate of dividend growth to rise in 2004 and accelerate thereafter. Therefore, just like in the price/cash flow ratio and NAV analyses, we believe the current average REIT dividend yield (6.0% at quarter-end) must be viewed in the context of future growth potential as well.

    With respect to our outlook for the major property sectors, our portfolio weights reflect our view that the office sector is in the early stages of recovery, while it still has some of the lowest valuations. Regional mall growth rates have remained strong and valuations have remained favorable; however, their dividend yields have been driven down, causing us to slightly lower our position in this sector. Rising interest rates and the creation of new jobs have begun to improve apartment demand, and we have increased our holdings in this sector accordingly. Industrial valuations appear to already anticipate an early recovery in fundamentals, which coupled with the lack of satisfactory yield has caused us to maintain a low weighting in this sector. While shopping center fundamentals have remained sound, we believe the sector is fully valued and likely to experience a slowing growth rate.

    Notwithstanding our long-term view of REIT industry prospects, we believe it would not be reasonable to expect a continuation of the extraordinary returns REITs have delivered so far this year. While we do not consider REITs to be expensive, the undervaluation they may have experienced in recent years has in our view been corrected. Our forecast is for a reversion to the long-term average total return--which was 11.6% for the 10-year period ended September
30, 2003--with most of that return coming from dividends. Successful investing, particularly in real estate, requires a long-term time horizon. It is therefore ironic that so many real estate analysts have adopted a posture that embraces short-term market-timing. If we have learned anything from the past few tumultuous years of the securities markets, it is that market-timing is a trap for the unsophisticated. We believe

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

more than ever in the power of REITs to deliver competitive total returns over the long-term while providing investors with excellent portfolio diversification benefits.

Sincerely,

   Signature: MARTIN COHEN       Signature: ROBERT H. STEERS
              MARTIN COHEN                  ROBERT H. STEERS
              President                     Chairman

                      Signature: GREG E. BROOKS
                                 GREG E. BROOKS
                                 Portfolio Manager


           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                OF SHARES       VALUE       YIELD(a)
                                                                ----------   ------------   --------
EQUITIES                                             152.34%
  COMMON STOCK                                       117.39%
    DIVERSIFIED                                       14.18%
        Colonial Properties Trust............................      557,300   $ 20,079,519     7.38%
        Crescent Real Estate Equities Co.....................    1,396,200     20,244,900    10.34
        iStar Financial......................................      371,400     14,466,030     6.80
        Newcastle Investment Corp. ..........................      109,600      2,519,704     8.70
        Vornado Realty Trust.................................      687,443     33,024,762     5.66
                                                                             ------------
                                                                               90,334,915
                                                                             ------------
    HEALTH CARE                                       16.97%
        Health Care Property Investors.......................      575,200     26,861,840     7.11
        Health Care REIT.....................................      969,625     29,912,931     7.59
        Nationwide Health Properties.........................    1,205,300     21,080,697     8.46
        Ventas...............................................    1,766,500     30,242,480     6.25
                                                                             ------------
                                                                              108,097,948
                                                                             ------------
    HOTEL                                              1.05%
        Hospitality Properties Trust.........................      191,400      6,714,312     8.21
                                                                             ------------
    INDUSTRIAL                                         4.64%
        First Industrial Realty Trust........................      614,500     19,707,015     8.54
        Keystone Property Trust..............................      484,900      9,824,074     6.52
                                                                             ------------
                                                                               29,531,089
                                                                             ------------
    OFFICE                                            35.46%
        Arden Realty.........................................      826,800     23,084,256     7.23
        Brandywine Realty Trust..............................    1,140,900     29,309,721     6.85
        CarrAmerica Realty Corp..............................    1,010,600     30,166,410     6.70
        Equity Office Properties Trust.......................    1,314,400     36,185,432     7.26
        Highwoods Properties.................................      908,800     21,683,968     7.12
        Mack-Cali Realty Corp................................    1,073,800     42,092,960     6.43
        Maguire Properties...................................      604,800     12,398,400     7.80
        Prentiss Properties Trust............................    1,000,200     31,006,200     7.23
                                                                             ------------
                                                                              225,927,347
                                                                             ------------

-------------------

(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

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                                       6

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                OF SHARES       VALUE        YIELD
                                                                ----------   ------------   --------
OFFICE/INDUSTRIAL                                      9.23%
        Kilroy Realty Corp. .................................      142,600   $  4,071,230     6.94%
        Liberty Property Trust...............................    1,065,200     39,391,096     6.54
        Reckson Associates Realty Corp.--Class B.............      663,800     15,366,970    11.19
                                                                             ------------
                                                                               58,829,296
                                                                             ------------
    RESIDENTIAL--APARTMENT                            17.67%
        AMLI Residential Properties Trust....................       24,100        631,420     7.33
        Apartment Investment & Management Co. ...............      516,100     20,313,696     8.33
        Archstone-Smith Trust................................      754,100     19,893,158     6.48
        AvalonBay Communities................................      307,200     14,376,960     5.98
        Camden Property Trust................................      366,600     14,088,438     6.61
        Gables Residential Trust.............................      586,900     18,968,608     7.46
        Home Properties......................................      361,600     14,174,720     6.22
        Mid-America Apartment Communities....................      272,700      8,230,086     7.75
        Post Properties......................................       70,000      1,906,100     6.61
                                                                             ------------
                                                                              112,583,186
                                                                             ------------
    SELF STORAGE                                       0.45%
        Sovran Self Storage..................................       86,400      2,864,160     7.27
                                                                             ------------
    SHOPPING CENTER                                   17.74%
      COMMUNITY CENTER                                 6.00%
        Heritage Property Investment Trust...................      253,500      7,321,080     7.27
        Kramont Realty Trust.................................    1,293,300     21,921,435     7.67
        New Plan Excel Realty Trust..........................       70,600      1,644,980     7.08
        Urstadt Biddle Properties--Class A...................      544,000      7,344,000     6.22
                                                                             ------------
                                                                               38,231,495
                                                                             ------------
      REGIONAL MALL                                   11.74%
        CBL & Associates Properties..........................       50,000      2,495,000     5.25
        Glimcher Realty Trust................................      605,200     12,751,564     9.11
        Macerich Co. ........................................      807,857     30,496,602     6.04
        Mills Corp. .........................................      737,400     29,016,690     5.74
                                                                             ------------
                                                                               74,759,856
                                                                             ------------
        TOTAL SHOPPING CENTER................................                 112,991,351
                                                                             ------------
             TOTAL COMMON STOCK (Identified
               cost--$673,428,925)...........................                 747,873,604
                                                                             ------------

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                                       7

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                 NUMBER                    DIVIDEND
                                                                OF SHARES       VALUE        YIELD
                                                                ----------   ------------   --------
PREFERRED STOCK                                       34.95%
    DIVERSIFIED                                        6.68%
        Colonial Properties Trust, 8.125%, Series D..........       64,900   $  1,687,400     7.81%
        Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)(a)..................................    1,826,000     36,976,500     8.35
        iStar Financial, 7.80%, Series F.....................       94,600      2,388,650     7.72
        Newcastle Investment Corp., 9.75%, Series B..........       56,000      1,514,800     9.02
                                                                             ------------
                                                                               42,567,350
                                                                             ------------
    HEALTH CARE                                        0.43%
        Health Care Property Investors, 8.70%, Series B......        9,600        239,808     8.73
        LTC Properties, 8.50%, Series E......................       90,600      2,491,500     7.75
                                                                             ------------
                                                                                2,731,308
                                                                             ------------
    HOTEL                                              7.28%
        FelCor Lodging Trust, 9.00%, Series B................      652,500     16,058,025     9.14
        Host Marriott Corp., 10.00%, Series A................        7,000        176,750     9.90
        Host Marriott Corp., 10.00%, Series B................       14,100        351,795    10.02
        Host Marriott Corp., 10.00%, Series C................       30,700        767,500    10.00
        Innkeepers USA Trust, 8.625%, Series A...............       80,300      2,015,530     8.61
        LaSalle Hotel Properties, 10.25%, Series A...........    1,000,000     27,000,000     9.48
                                                                             ------------
                                                                               46,369,600
                                                                             ------------
    INDUSTRIAL                                         0.31%
        Keystone Property Trust, 9.125%, Series D............       75,000      1,991,250     8.59
                                                                             ------------
    OFFICE                                             2.77%
        CarrAmerica Realty Corp., 8.55%, Series C............       46,600      1,175,252     8.49
        HRPT Properties Trust, 8.75%, Series B...............      120,000      3,217,200     8.17
        Highwoods Properties, 8.625%, Series A...............       13,195     13,244,481     8.59
                                                                             ------------
                                                                               17,636,933
                                                                             ------------
    OFFICE/INDUSTRIAL                                  0.09%
        PS Business Parks, 9.25%, Series A...................       10,800        276,210     9.03
        PS Business Parks, 8.75%, Series F...................        4,100        109,060     8.23
        ProLogis, 8.54%, Series C............................        4,000        223,750     7.63
                                                                             ------------
                                                                                  609,020
                                                                             ------------

-------------------
(a) 410,000 shares segregated as collateral for the interest rate swap transactions.

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                                       8

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                OF SHARES       VALUE         YIELD
                                                                ----------   ------------   --------
RESIDENTIAL--APARTMENT                                 5.42%
        Apartment Investment & Management Co., 8.75%,
          Series D...........................................        5,530   $    138,527     8.74%
        Apartment Investment & Management Co., 10.10%,
          Series R...........................................      950,000     25,270,000     9.40
        Home Properties, 9.00%, Series F.....................      196,000      5,512,500     8.00
        Mid-America Apartment Communities, 8.30%, Series H...      138,100      3,604,410     7.97
                                                                             ------------
                                                                               34,525,437
                                                                             ------------
    SHOPPING CENTER                                   11.97%
      COMMUNITY CENTER                                 6.16%
        Commercial Net Lease Realty, 9.00%, Series A.........       25,000        668,750     8.41
        Developers Diversified Realty Corp., 8.60%,
          Series F...........................................    1,039,400     27,751,980     8.05
        Federal Realty Investment Trust, 8.50%, Series B.....      310,300      8,378,100     7.89
        Urstadt Biddle Properties, 8.50%, Series C...........       24,000      2,442,000     8.35
                                                                             ------------
                                                                               39,240,830
                                                                             ------------
      OUTLET CENTER                                    0.11%
        Chelsea Property Group, 8.375%, Series A.............       14,000        727,125     8.07
                                                                             ------------
      REGIONAL MALL                                    5.70%
        CBL & Associates Properties, 8.75%, Series B(a)......      430,000     23,284,500     8.09
        Glimcher Realty Trust, 8.75%, Series F...............       40,000      1,024,000     8.55
        Mills Corp., 9.00%, Series B.........................       55,300      1,470,980     8.46
        Mills Corp., 9.00%, Series C.........................      159,600      4,261,320     8.43
        Mills Corp., 8.75%, Series E.........................       84,000      2,221,800     8.28
        Simon Property Group, 8.75%, Series F................       30,000        807,600     8.14
        Taubman Centers, 8.30%, Series A.....................      127,600      3,212,968     8.26
                                                                             ------------
                                                                               36,283,168
                                                                             ------------
        TOTAL SHOPPING CENTER................................                  76,251,123
                                                                             ------------
             TOTAL PREFERRED STOCK (Identified
               cost--$208,182,170)...........................                 222,682,021
                                                                             ------------
             TOTAL EQUITIES (Identified
               cost--$881,611,095)...........................                 970,555,625
                                                                             ------------

-------------------
(a) 158,000 shares segregated as collateral for the interest rate swap transactions.

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                                       9

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                             PRINCIPAL
                                                              AMOUNT         VALUE
                                                            -----------   ------------
COMMERCIAL PAPER                                   3.78%
         UBS Financial, 0.90%, due 10/1/03
           (Identified cost -- $24,060,000)..............   $24,060,000   $ 24,060,000
                                                                          ------------
TOTAL INVESTMENTS (Identified
  cost--$905,671,095) .......................... 156.12%                   994,615,625
LIABILITIES IN EXCESS OF OTHER ASSETS ..........  (2.75)%                  (17,538,613)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET
  PREFERRED SHARES:
  SERIES T, SERIES W, SERIES TH, SERIES F AND
  SERIES M28 (Equivalent to $25,000 per share
  based on 2,800 shares outstanding for Series T,
  Series W, Series TH and Series F and
  2,400 shares outstanding for Series M28) ..... (53.37)%                 (340,000,000)
                                                                          ------------
NET ASSETS--COMMON STOCK (Equivalent to $16.40 per
  share based on 38,856,074 shares of capital
  stock outstanding) ........................... 100.00%                  $637,077,012
                                                                          ------------
                                                                          ------------

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                      SCHEDULE OF INVESTMENTS--(CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products and UBS AG. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 158,000 shares of CBL & Associates Properties, 8.75%, Series B and 410,000 shares of Crescent Real Estate Equities Co., 6.75%, Series A as collateral for the interest rate swap transactions. Details of the interest rate swap transactions as of September 30, 2003 are as follows:

                                 NOTIONAL     FIXED    FLOATING RATE(a)  TERMINATION     UNREALIZED
         COUNTERPARTY             AMOUNT       RATE    (RESET MONTHLY)      DATE        DEPRECIATION
         ------------             ------       ----    ---------------      ----        ------------
Merrill Lynch Derivative
  Products....................  $46,000,000   4.560%       1.120%          4/5/2005     $ (2,091,046)
Merrill Lynch Derivative
  Products....................  $46,000,000   5.210%       1.120%          4/5/2007     $ (4,071,071)
Merrill Lynch Derivative
  Products....................  $46,000,000   5.580%       1.120%          4/5/2009     $ (5,160,166)
UBS AG........................  $24,000,000   4.450%       1.120%         4/15/2005     $ (1,065,773)
UBS AG........................  $24,000,000   5.120%       1.120%         4/15/2007     $ (2,055,487)
UBS AG........................  $24,000,000   5.495%       1.120%         4/15/2009     $ (2,594,411)
                                                                                        ------------
                                                                                        $(17,037,954)
                                                                                        ------------
                                                                                        ------------

-------------------

(a)  Based on LIBOR (London Interbank Offered Rate).

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                                       11

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                            FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/02..............                 $511,951,856            $13.25
    Net investment income..................  $ 40,357,349                  $ 1.03
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................   123,193,784                    3.19
    Offering and organization costs charged
       to paid in capital--Preferred
       shares..............................      (935,773)                  (0.02)
Distributions from net investment income
  to:
    Common shareholders....................   (37,804,867)                  (0.98)
    Preferred shareholders.................    (2,723,352)                  (0.07)
    Capital stock transactions:
         Distributions reinvested..........     3,038,015
                                             ------------
Net increase in net asset value............                  125,125,156              3.15
                                                            ------------            ------
End of period: 9/30/03.....................                 $637,077,012            $16.40
                                                            ------------            ------
                                                            ------------            ------

                         AVERAGE ANNUAL TOTAL RETURNS(b)
                 (PERIODS ENDED SEPTEMBER 30, 2003) (UNAUDITED)


                ONE YEAR                      SINCE INCEPTION (2/28/02)
                --------                      -------------------------
                31.52%                                 24.53%


                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

(b) Based on net asset value.

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.


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                                       13

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.


                MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

           FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

            LOGO OF COHEN & STEERS                                LOGO OF COHEN & STEERS
              EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX

            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

            LOGO OF COHEN & STEERS                                 LOGO OF COHEN & STEERS
              SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

              FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
         1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                   COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                 COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT--COMMON SHARES
George Grossman                        Equiserve Trust Company
Director                               150 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       TRANSFER AGENT--PREFERRED SHARES
Willard H. Smith Jr.                   The Bank of New York
Director                               100 Church Street
                                       New York, NY 10007
Greg E. Brooks
Vice president                         LEGAL COUNSEL
                                       Simpson Thacher & Bartlett
Adam Derechin                          425 Lexington Avenue
Vice president and assistant treasurer New York, NY 10017

Lawrence B. Stoller                    New York Stock Exchange Symbol: RQI
Assistant secretary                    Web site: cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of fund shares. Past performance
                                       is of course no guarantee of future
                                       results and your investment may be
                                       worth more or less at the time you
                                       sell.

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                                       15

                      LOGO OF COHEN & STEERS
                   QUALITY INCOME REALTY FUND

                        QUARTERLY REPORT
                       SEPTEMBER 30, 2003

COHEN & STEERS
QUALITY INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017